Page 5                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed hereto has made, constituted and appointed, and does hereby make, constitute and appoint, J. ROBERT HORST, EARL R. FRANKLIN, MARK HENNESSEY OR DAVID M. O'LOUGHLIN his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as director or officer or both, as the case may be, of Eaton Corporation, an Ohio corporation (the "Corporation"), to any and all registration statements and any amendments thereto filed with the Securities and Exchange Commission for the purpose of registering the Corporation's Common Shares and/or participation interests issuable or issued in connection with the following employee benefit plan:

                                 2004 Stock Plan

giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall not apply to any registration statement or amendment filed after April 27, 2005.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio, this 28th day of April, 2004.



 /s/ Alexander M. Cutler             /s/ Richard H. Fearon
-------------------------------     -------------------------------
Alexander M. Cutler, Chairman       Richard H. Fearon,
and Chief Executive Officer;        Executive Vice President--Chief
President; Principal Executive      Financial and Planning Officer;
Officer; Director                   Principal Financial Officer



 /s/ Billie K. Rawot                 /s/ Michael J. Critelli
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Billie K. Rawot,                    Michael J. Critelli, Director
Vice President and Controller;
Principal Accounting Officer



 /s/ Ernie Green                     /s/ Ned C. Lautenbach
-------------------------------     -------------------------------
Ernie Green, Director               Ned C. Lautenbach, Director



 /s/ Deborah L. McCoy                /s/ John R. Miller
-------------------------------     -------------------------------
Deborah L. McCoy, Director          John R. Miller, Director



 /s/ Gregory R. Page                 /s/ Kiran M. Patel
-------------------------------     -------------------------------
Gregory R. Page, Director           Kiran M. Patel, Director



 /s/ Victor A. Pelson                /s/ Gary L. Tooker
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Victor A. Pelson, Director          Gary L. Tooker, Director